Exhibit 99.1

PURCHASE AGREEMENT

March 24, 2026

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202

As Representatives of the several Initial Purchasers named in Schedule A hereto

Ladies and Gentlemen:

Introductory. Puget Energy, Inc., a Washington corporation (the “Company”), proposes to issue and sell to Barclays Capital Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Wells Fargo Securities, LLC, and other several Initial Purchasers named in Schedule A (collectively, the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $450,000,000 aggregate principal amount of the Company’s 7.000% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056, Series A (the “Series A Notes”) and $450,000,000 aggregate principal amount of the Company’s 7.250% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056, Series B (the “Series B Notes” and, together with the Series A Notes, the “Securities”). Barclays Capital Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, and Wells Fargo Securities, LLC have agreed to act as the representatives of the Initial Purchasers (the “Representatives”) in connection with the offering and sale of the Securities.

The Securities will be issued pursuant to an indenture, dated as of March 27, 2026 (the “Original Indenture”), as to be supplemented by the First Supplemental Indenture, to be dated as of March 27, 2026 (the “Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), each between the Company and Computershare Trust Company, National Association, as trustee (the “Trustee”). The Securities will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”).

The holders of the Securities will be entitled to the benefits of a registration rights agreement, to be dated as of March 27, 2026 (the “Registration Rights Agreement”), among the Company and the Initial Purchasers, pursuant to which the Company may be required to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to a series of debt securities of the Company with terms substantially identical to the Securities (the “Exchange Securities”) to be offered in exchange for the Securities (the “Exchange Offer”) and (ii) a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Securities, and, in each case, to use its best efforts to cause such registration statements to be declared effective. All references herein to the Exchange Securities and the Exchange Offer are only applicable if the Company is in fact required to consummate the Exchange Offer pursuant to the terms of the Registration Rights Agreement.

This Agreement, the Securities, the Exchange Securities, the Indenture and the Registration Rights Agreement are collectively referred to herein as the “Transaction Documents.”

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package. For purposes of this Agreement, the “Time of Sale” is 2:50 p.m. (Eastern time) on the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated March 24, 2026 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Final Pricing Term Sheet, dated March 24, 2026 and attached hereto as Annex II (the “Final Term Sheet”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Final Term Sheet are herein collectively referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Company will prepare and deliver to each Initial Purchaser a Final Offering Memorandum, dated March 24, 2026 (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.

The Company hereby confirms its agreements with the Initial Purchasers as follows:

SECTION 1. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) No Integration of Offerings or General Solicitation. None of the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c) Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d) The Pricing Disclosure Package and Final Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representatives expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be. The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

(e) Company Additional Written Communications. The Company has not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such communication by the Company or its agents and representatives pursuant to clause (iii) of the preceding sentence (each, a “Company Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representatives expressly for use in any Company Additional Written Communication.

(f) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”). Each such Incorporated Document, when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(h) The Registration Rights Agreement. The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity and except as rights to indemnification may be limited by applicable law.

(i) Authorization of the Securities and the Exchange Securities. The Securities to be purchased by the Initial Purchasers from the Company will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture. The Exchange Securities have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity, and will be entitled to the benefits of the Indenture.

(j) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except as right to indemnity may be limited by applicable law.

(k) Description of the Transaction Documents. The Transaction Documents conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(l) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto): (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); and (ii) the Company and its subsidiaries, considered as one entity, have not entered into any material transaction or agreement not in the ordinary course of business. Except as has been previously disclosed to counsel for the Representatives in writing or via email prior to the date hereof, since December 31, 2025, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(m) Independent Registered Public Accounting Firm. The financial statements incorporated in the Pricing Disclosure Package and the Final Offering Memorandum by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the effectiveness of internal control over financial reporting as of December 31, 2025 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum.

(n) Preparation of the Financial Statements. The financial statements, together with the related schedules and notes included or incorporated by reference in the Offering Memorandum, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholder’s equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information, if any, included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. Any pro forma financial statements and the related notes thereto included or incorporated by reference in the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(o) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and the Company’s subsidiary, Puget Sound Energy, Inc. (“PSE”), has been duly incorporated or formed, as applicable, and is validly existing as a limited liability company or corporation, as applicable, in existence under the laws of the State of Washington, and has limited liability company or corporate, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company, to enter into and perform its obligations under each of the Transaction Documents to which it is a party. Each of the Company and PSE is duly qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(p) Capitalization. The Company has an authorized capitalization as set forth in the Offering Memorandum.

(q) Company Common Stock. All of the outstanding shares of common stock of the Company are owned by Puget Equico LLC. The Company has no outstanding equity interests other than shares of common stock. All shares of the common stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of common stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company.

(r) Puget Sound Energy Common Stock. All of the outstanding shares of common stock of PSE are owned by the Company. PSE has no outstanding equity interests other than shares of common stock. All share of PSE’s common stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of common stock of PSE were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of PSE. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of PSE.

(s) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or other constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture, and the issuance and delivery of the Securities and the issuance of the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (x) will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company or any of its subsidiaries, (y) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (z) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for (A) the Company’s execution, delivery and performance of this Agreement, the Registration Rights Agreement or the Indenture, or (B) the issuance and delivery of the Securities, or (C) consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except: (1) with respect to the Exchange Securities under the Securities Act and the Trust Indenture Act, as contemplated by the Registration Rights Agreement and (2) such as may be required by the securities laws of the several states of the United States.

(t) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by the Company or any of its subsidiaries, except for such actions, suits or proceedings that, if determined adversely to the Company or such subsidiary, would not result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.

(u) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Change.

(v) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, including, without limitation, the Washington Utilities and Transportation Commission and cities and towns within the service territory of the Company, necessary to conduct the business now operated by them and for the Company to own and operate its facilities, including its electric plants, gas plants, and other generating and transmission facilities; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Change; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Change; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(w) Title to Properties. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum, (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries or (c) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Change; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Pricing Disclosure Package and the Offering Memorandum, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(x) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns required to be filed or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 1(n) hereof in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined and except in each case for any noncompliance that, individually or in the aggregate, would not result in a Material Adverse Change.

(y) Company Not an “Investment Company”. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Pricing Disclosure Package and the Offering Memorandum will not be, an “investment company” or a company “controlled” by an “investment company” which is required to be registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(z) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able to (i) renew its existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(aa) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(bb) Compliance with Sarbanes-Oxley. The Company is in compliance in all material respects with all the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(cc) Company’s Accounting System. The Company and its consolidated subsidiaries maintain a system of internal control over financial reporting (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Such system is also sufficient to ensure the accuracy of the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum.

(dd) Disclosure Controls and Procedures. To the extent required by the Exchange Act Regulations, the Company’s disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Exchange Act Regulations, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

(ee) Regulations T, U, X. Neither the Company nor any of its subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(ff) Compliance with and Liability under Environmental Laws. Except as described in or incorporated by reference into the Pricing Disclosure Package and the Final Offering Memorandum and except as would not, singly or in the aggregate, result in a Material Adverse Change, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(gg) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or its subsidiaries would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except for noncompliance that would not, individually or in the aggregate, have a Material Adverse Change; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption and excluding transactions that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, exists or is reasonably expected to occur; (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that could reasonably be expected to result in a Material Adverse Change; and (v) neither the Company nor any member of the “Controlled Group” (defined as any trade or business which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA), other than contributions to a Plan and premiums payable to the Pension Benefit Guaranty Corporation and other than liabilities that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change.

(hh) Related Party Transactions. Except as disclosed in or incorporated by reference into the Pricing Disclosure Package and the Final Offering Memorandum, no relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-1 which is not so disclosed in the Offering Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members.

(ii) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(jj) Regulation S. The Company and its affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

(kk) No Unlawful Contributions or Other Payments. None of the Company, any of its subsidiaries or, to the best of the Company’s knowledge, any director, officer, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of either (i) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or (ii) any other applicable corruption legislation (“Bribery Legislation”), and the Company, its subsidiaries and, to the best of the Company’s knowledge, its affiliates have conducted their businesses in compliance with the FCPA and applicable Bribery Legislation and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ll) No Conflict with OFAC Laws. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, employee, affiliate or representative of the Company or any of its subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), or other applicable sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions.

(mm) Cybersecurity. (i)(x) Except as disclosed in the Offering Memorandum, there has been no security breach or other compromise of or relating to any of the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data, except as would not, in the case of this clause (i), individually or in the aggregate, have a Material Adverse Change; (ii) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Change; and (iii) the Company and its subsidiaries have implemented backup and disaster recovery technology reasonably consistent with industry standards and practices.

(nn) Officer’s Certificates. Any certificate signed by an officer of the Company and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to each Initial Purchaser as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. The Company agrees to issue and sell to the Initial Purchasers all of the Securities, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price for the Series A Notes of 99.000% of the principal amount thereof and at a purchase price for the Series B Notes of 99.000% of the principal amount thereof, each payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.

(b) The Closing Date. Delivery of the certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Hunton Andrews Kurth LLP, 200 Park Avenue, New York, New York 10166 (or such other place as may be agreed to by the Company and the Representatives), at 9:00 a.m. New York City time, on March 27, 2026, or such other time and date as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).

(c) Delivery of the Securities. The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:

(i) it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii) it (and any person acting on its behalf) has not offered or sold, and will not offer and sell, any Securities except to (A) persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (B) upon the terms and conditions set forth in Annex I to this Agreement; and

(iii) it will not offer or sell Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

SECTION 3. Additional Covenants. The Company further covenants and agrees with each Initial Purchaser as follows:

(a) Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Final Term Sheet other than as set forth in Section 3(b) below. The Company will not amend or supplement the Preliminary Offering Memorandum or the Final Term Sheet. The Company will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representatives shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company will furnish to the Representatives a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representatives reasonably object.

(b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Company will promptly notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representatives or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3 hereof), file with the Commission, if applicable, and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum as may be necessary so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding, if, in the judgment of the Representatives, the Initial Purchasers or any of their affiliates (as such term is defined in the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Securities, the Company agrees to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

(c) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(d) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States or any other jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Offering Memorandum.

(f) The Depositary. The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g) Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. Additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information satisfying the requirements of Rule 144A(d).

(h) Agreement Not To Offer or Sell Additional Securities. During the period of 90 days following the date hereof, the Company will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement and the Registration Rights Agreement).

(i) Future Reports to the Initial Purchasers. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities or Exchange Securities remain outstanding, the Company will furnish to the Representatives and, upon request, to each of the other Initial Purchasers: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.

(j) No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k) No General Solicitation or Directed Selling Efforts. The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.

(l) No Restricted Resales. The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by any of them.

(m) Legended Securities. Each certificate for a Security will bear the legend contained in “Notice to Investors; Transfer Restrictions” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

(n) Additional Covenants Related to Exchange Securities. Upon the consummation of an Exchange Offer pursuant to the Registration Rights Agreement:

(i) the Company will have corporate power and authority to enter into and perform its obligations under the Exchange Securities;

(ii) the Company’s issuance and delivery of the Exchange Securities (x) will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company or any subsidiary, (y) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (z) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary; and

(iii) no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency will be required for the issuance and delivery of the Exchange Securities, except: (x) such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable securities laws of the several states of the United States and (y) such as may be required by the securities laws of the several states of the United States with respect to the Company’s obligations under the Registration Rights Agreement.

The Representatives, on behalf of the several Initial Purchasers, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs, (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture and the Securities, (v) all filing fees, attorneys’ fees and expenses incurred by the Company or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum), (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by FINRA, if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company of its other obligations under this Agreement and (x) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the Representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses.

SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letters. On the date hereof, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Company, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than three days prior to the Closing Date.

(b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act.

(c) Opinion of Counsel for the Company. On the Closing Date the Initial Purchasers shall have received the opinion of Perkins Coie LLP, counsel for the Company, dated as of such Closing Date, to the effect set forth in Exhibit A.

(d) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the opinion of Hunton Andrews Kurth LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(e) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chief Executive Officer, the President or any Vice President of the Company and the Chief Financial Officer or Treasurer of the Company, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company set forth in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date; and

(iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(f) Indenture; Registration Rights Agreement. The Company shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof. The Company shall have executed and delivered the Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts.

(g) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5 or 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company, on the other hand, hereby agrees to observe the following procedures in connection with the offer and sale of the Securities:

(a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(c) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF PUGET ENERGY, INC. (THE “COMPANY”) THAT (A) IT WILL NOT WITHIN SIX MONTHS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) RESELL OR OTHERWISE

TRANSFER THIS SECURITY, EXCEPT TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) TO A NON-US. PERSON OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (C) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (B) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8. Indemnification.

(a) Indemnification of the Initial Purchasers. The Company agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Final Term Sheet, any Company Additional Written

Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representatives) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply, with respect to an Initial Purchaser, to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, the Final Term Sheet, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Final Term Sheet, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Final Term Sheet, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representatives expressly for use therein; and to reimburse the Company and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Initial Purchasers through the Representatives have furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Final Term Sheet, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the third and fourth sentences of the ninth paragraph and the tenth paragraph under the caption “Plan of Distribution” and the fourth full paragraph on p. iii in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 8. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), approved by the indemnifying party (the Representatives in the case of Sections 8(b) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total initial purchaser discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time: (i) trading or quotation of any of the Company’s securities shall have been suspended or limited by the Commission or by the New York Stock Exchange (the “NYSE”), or trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Washington authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to proceed with the offering sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured; or (vi) a material disruption has occurred in commercial banking or securities settlement or clearance services in the Unites States. Any termination pursuant to this Section 10 shall be without liability on the part of (x) the Company to any Initial Purchaser, except that the Company shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (y) any Initial Purchaser to the Company, or (z) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Syndicate Registration

Fax No.: (646) 834-8133)

J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

Attention: Investment Grade Syndicate Desk

Fax No. (212) 834-6081

Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

Attention: Debt Capital Markets

Fax No.: (212) 205-7812

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Attention: Transaction Management Department

E-mail: tmgcapitalmarkets@wellsfargo.com

If to the Company:

Puget Energy, Inc.

355 110th Avenue NE

Bellevue, Washington 98004

Facsimile: 425-462-3300

Attention: Cara Peterman, Director, Chief Risk Officer and Corporate Treasurer

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14. Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by the Representatives on behalf of the Initial Purchasers, and any such action taken by the Representatives shall be binding upon the Initial Purchasers.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 17. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 18. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 18. Any action taken under this Section 18 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 19. No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Initial Purchasers, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 20. Recognition of the U.S. Special Resolution Regimes.

In the event that any Initial Purchaser that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 20:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 21. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this Agreement, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

PUGET ENERGY, INC.

By:	/s/ Cara Peterman
Name:	Cara Peterman
Title:	Director, Chief Risk Officer and Corporate Treasurer

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BARCLAYS CAPITAL INC.

J.P. MORGAN SECURITIES LLC

MIZUHO SECURITIES USA LLC

WELLS FARGO SECURITIES, LLC

Acting on behalf of itself

and as the Representatives of

the several Initial Purchasers

By:	BARCLAYS CAPITAL INC.	By:	MIZUHO SECURITIES USA LLC

By:	/s/ John Lembeck	By:	/s/ Stephen E. Leamer
	Name: John Lembeck		Name: Stephen E. Leamer
	Title: Managing Director		Title: Managing Director

By:	J.P. MORGAN SECURITIES LLC	By:	WELLS FARGO SECURITIES, LLC

By:	/s/ Saee Athalye	By:	/s/ Carolyn Hurley
	Name: Saee Athalye		Name: Carolyn Hurley
	Title: Vice President		Title: Managing Director

[Signature Page to Purchase Agreement]

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Series A Notes to be Purchased	Aggregate Principal Amount of Series B Notes to be Purchased
Barclays Capital Inc.	$76,500,000	$76,500,000
J.P. Morgan Securities LLC	$76,500,000	$76,500,000
Mizuho Securities USA LLC	$76,500,000	$76,500,000
Wells Fargo Securities, LLC	$76,500,000	$76,500,000
BofA Securities, Inc.	$36,000,000	$36,000,000
RBC Capital Markets, LLC	$36,000,000	$36,000,000
Scotia Capital (USA) Inc.	$36,000,000	$36,000,000
CIBC World Markets Corp.	$9,000,000	$9,000,000
KeyBanc Capital Markets Inc.	$9,000,000	$9,000,000
M&T Securities, Inc.	$9,000,000	$9,000,000
TD Securities (USA) LLC	$9,000,000	$9,000,000
Total:	$450,000,000	$450,000,000

EXHIBIT A

Opinion of counsel for the Company to be delivered pursuant to Section 5 of the Purchase Agreement

A. Opinions

(i) The Company is a corporation validly existing under Washington law.

(ii) The Company has corporate power and corporate authority to conduct its business as described in the Pricing Disclosure Package and the Final Offering Memorandum.

(iii) The Company has the corporate power to enter into and perform its obligations in the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities and the Exchange Securities. The Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities and the Exchange Securities have been duly authorized by all necessary corporate action on the part of the Company, and have been duly executed and delivered by the Company.

(iv) Each Significant Subsidiary (as defined in Rule 405 under the Securities Act) is a corporation validly existing under Washington law, has corporate power and authority to conduct its business as described in the Pricing Disclosure Package and the Final Offering Memorandum and, based on the certificate attached as Exhibit A hereto, is duly qualified as a foreign corporation to transact business and is in good standing in the state of Montana.

(v) The Registration Rights Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(vi) The Indenture is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(vii) The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement, have been duly executed by the Company and, when issued and authenticated in the manner provided for in the Indenture (assuming the due authorization, execution and delivery thereof by the Note Trustee) and delivered by the Company against payment of the consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.

(viii) The Exchange Securities have been duly and validly authorized for issuance by the Company, and, when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.

Exhibit A-1

(ix) The descriptions of the Securities, the Indenture, the Exchange Securities and the Registration Rights Agreement in the Pricing Disclosure Package and the Final Offering Memorandum under “Description of Notes,” or any caption purporting to cover such matters, and, to our knowledge, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 under “Regulation and Rates” and “Legal Proceedings” and similar captions, and in each case insofar as the statements purport to describe the provisions of documents and laws referred to therein, are accurate in all material respects; and the statements in the Pricing Disclosure Package and the Final Offering Memorandum under the captions “Description of Certain Indebtedness,” “Description of Notes,” “Material United States Federal Income Tax Consideration,” “ERISA Considerations” and “Notice to Investors; Transfer Restrictions” insofar as such statements purport to describe the provisions of documents and laws referred to therein, are accurate in all material respects.

(x) The documents incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (other than the financial statements and financial schedules therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(xi) No consent, approval, authorization or other action by, or filing with, any governmental authority is required in connection with the execution and delivery by the Company of the Purchase Agreement, the Registration Rights Agreement or the Indenture, or the issuance of the Securities or the Exchange Securities, or consummation of the transactions contemplated thereby and by the Pricing Disclosure Package and the Final Offering Memorandum, except (a) under the Securities Act and the Securities Act regulations, or as may be required under the securities or blue sky laws of the various states with respect to obligations of the Company under the Registration Rights Agreement and (b) qualification of the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act”), as to which we express the opinion in paragraph (xvii) below.

(xii) The Company’s execution, delivery and performance of its obligations in the Purchase Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities and the Indenture and the consummation of the transactions contemplated in the Purchase Agreement and the Registration Rights Agreement and in the Pricing Disclosure Package and the Final Offering Memorandum do not: (a) violate statutory laws that counsel exercising customary professional judgment would in our experience reasonably recognize as typically applicable to agreements similar to the Purchase Agreement, the Registration Rights Agreement and the Indenture; (b) violate the Company’s articles of incorporation or bylaws; or (c) breach or result in a Default (as defined in Section 1(s) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any Material Agreement (except for such conflicts, breaches, Defaults or liens, charges or encumbrances that would not have a Material Adverse Change).

“Material Agreement” means any agreement identified by the Company as a material agreement in its Form 10-K filing with the Commission for the Company’s fiscal year ended December 31, 2025.

(xiii) The Company is not, and immediately after receipt of payment for the Securities and the application of the net proceeds therefrom as described in the Pricing Disclosure Package and the Final Offering Memorandum will not be, an “investment company” required to be registered under the Investment Company Act.

Exhibit A-2

(xiv) Based on the Company’s and your representations and warranties in, and on the facts and circumstances contemplated by, the Purchase Agreement, no registration of the Securities under Section 5 of the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers to Qualified Institutional Buyers in the manner contemplated by the Purchase Agreement and the Pricing Disclosure Package and the Final Offering Memorandum other than any registration or qualification that may be required in connection with the Exchange Offer contemplated by the Pricing Disclosure Package and the Final Offering Memorandum or in connection with the Registration Rights Agreement. We express no opinion, however, as to when or under what circumstances any Securities initially sold by the Initial Purchasers may be reoffered or resold.

In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the laws of the State of New York, the laws of the State of Washington or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date, shall be satisfactory in form and substance to the Initial Purchasers, shall expressly state that the Initial Purchasers may rely on such opinion as if it were addressed to them and shall be furnished to the Initial Purchasers) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; provided, however, that such counsel shall further state that they believe that they and the Initial Purchasers are justified in relying upon such opinion of other counsel, and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

B. Confirmations

(i) In addition, we confirm to you that, except as disclosed in the Preliminary Offering Memorandum and the Final Offering Memorandum, to the best of our knowledge, there is no pending or threatened action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which would reasonably be expected to result in a Material Adverse Change, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement and the Registration Rights Agreement or the performance by the Company of its obligations thereunder, or under the terms of the Securities or the Exchange Securities.

(ii) We have participated in conferences with officers and other representatives of the Company, representatives of the Initial Purchasers and representatives of the independent auditors of the Company at which the contents of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments or supplements thereto were discussed. Although we assume no responsibility for the factual accuracy, completeness or fairness of any statements (other than as set forth in paragraph A(xii) above, subject to the assumptions, exclusions and qualifications set forth in this opinion) made in (a) the Pricing Disclosure Package or any

Exhibit A-3

amendment or supplement thereto, (b) the Final Offering Memorandum or any amendment or supplement thereto, or (c) the documents incorporated by reference in the Final Offering Memorandum or any further amendment or supplement thereto, nothing has come to our attention that causes us to believe that:

(i) the Pricing Disclosure Package (except for the financial statements and financial schedules and other financial information included or incorporated by reference therein, as to which we make no statement) as of the Time of Sale contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or

(ii) the Final Offering Memorandum (except for the financial statements and financial schedules and other financial information included or incorporated by reference therein, as to which we make no statement) as of its date or as amended or supplemented, if applicable, as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

Exhibit A-4

ANNEX I

Resale Pursuant to Regulation S or Rule 144A

Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

Annex I-1

ANNEX II

STRICTLY CONFIDENTIAL

PUGET ENERGY, INC.

$450,000,000 7.000% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056, Series A

$450,000,000 7.250% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056, Series B

PRICING TERM SHEET

(To Preliminary Offering Memorandum dated March 24, 2026)

This Pricing Term Sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum dated March 24, 2026 (the “Preliminary Offering Memorandum”). The information in this Pricing Term Sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

The Notes (as defined below) have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) or the securities laws of any other jurisdiction. The Notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the Notes are being offered solely (1) to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States solely to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	Puget Energy, Inc. (the “Issuer”)

Legal Format:	Rule 144A and Regulation S with registration rights as set forth in the Preliminary Offering Memorandum

Title of Securities:	7.000% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056, Series A (the “Series A Notes”)	7.250% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056, Series B (the “Series B Notes,” and together with the Series A Notes, the “Notes”)

Anticipated Ratings (Moody’s; S&P; Fitch)*:	[Intentionally Omitted]

Trade Date:	March 24, 2026

Settlement Date**:	March 27, 2026 (T+3)

Principal Amount:	$450,000,000	$450,000,000

Maturity Date:	September 15, 2056	September 15, 2056

Issue Price:	100.000% of the principal amount	100.000% of the principal amount

Interest Rate:	(i) from and including the date of original issuance to, but excluding, September 15, 2031 at an annual rate of 7.000% and (ii) from and including September 15, 2031 during each Interest Reset Period at an annual rate equal to the Five-Year Treasury Rate as of the most recent Reset Interest Determination Date, plus 2.961%; provided, that the interest rate during any Series A Interest Reset Period will not reset below 7.000%	(i) from and including the date of original issuance to, but excluding, September 15, 2036 at an annual rate of 7.250% and (ii) from and including September 15, 2036 during each Interest Reset Period at an annual rate equal to the Five-Year Treasury Rate as of the most recent Reset Interest Determination Date, plus 2.848%; provided, that the interest rate during any Series B Interest Reset Period will not reset below 7.250%

Annex II-1

Interest Payment Dates:	Semi-annually on March 15 and September 15, beginning on September 15, 2026	Semi-annually on March 15 and September 15, beginning on September 15, 2026

Day Count Convention:	30/360	30/360

Optional Deferral:	Up to 10 consecutive years per deferral	Up to 10 consecutive years per deferral

Redemption Terms:	In whole or in part on one or more occasions at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (i) on any day in the period commencing on the date falling 90 days prior to the first Series A Reset Date and ending on and including the first Series A Reset Date and (ii) after the first Series A Reset Date, on any interest payment date	In whole or in part on one or more occasions at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (i) on any day in the period commencing on the date falling 90 days prior to the first Series B Reset Date and ending on and including the first Series B Reset Date and (ii) after the first Series B Reset Date, on any interest payment date

Call for Tax Event:	In whole, but not in part, at 100% of the principal amount, plus any accrued and unpaid interest	In whole, but not in part, at 100% of the principal amount, plus any accrued and unpaid interest

Call for Rating Agency Event:	In whole, but not in part, at 102% of the principal amount, plus any accrued and unpaid interest	In whole, but not in part, at 102% of the principal amount, plus any accrued and unpaid interest

Change of Control:	In whole, but not in part, at 101% of the principal amount, plus any accrued and unpaid interest. If the Issuer does not redeem the Series A Notes following a Change of Control Event and has not given a redemption notice for any other specified reason, the per annum interest rate on the Series A Notes will increase by 5% from and including the date on which the applicable notice of a Change of Control Event is sent to holders	In whole, but not in part, at 101% of the principal amount, plus any accrued and unpaid interest. If the Issuer does not redeem the Series B Notes following a Change of Control Event and has not given a redemption notice for any other specified reason, the per annum interest rate on the Series B Notes will increase by 5% from and including the date on which the applicable notice of a Change of Control Event is sent to holders

Joint Book-Running Managers:	Barclays Capital Inc. J.P. Morgan Securities LLC Mizuho Securities USA LLC Wells Fargo Securities, LLC BofA Securities, Inc. RBC Capital Markets, LLC Scotia Capital (USA) Inc.

Annex II-2

Co-Managers:	CIBC World Markets Corp. KeyBanc Capital Markets Inc. M&T Securities, Inc. TD Securities (USA) LLC

Denominations:	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP/ISIN (Rule 144A):	745310 AR3 / US745310 AR38	745310 AT9 / US745310 AT93

CUSIP/ISIN (Reg. S):	U74592 AH6 / USU74592 AH60	U74592 AJ2 / USU74592 AJ27

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**

We expect delivery of the Notes will be made against payment therefor on or about March 27, 2026, which is the third business day following the date of the pricing of the Notes (such settlement being referred to as “T+3”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in one business day unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the first business day before delivery of the Notes will be required by virtue of the fact that the Notes will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement and should consult their own advisers.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of the Notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to persons reasonably believed to be Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act and outside the United States solely to Non-U.S. persons as defined under Regulation S under the Securities Act.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Annex II-3